UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2003

(Commission File Number) 333-49957

EaglePicher Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	13-3989553 (I.R.S. Employer Identification Number)

11201 North Tatum Blvd., Suite 110
Phoenix, Arizona 85028
(Address of Registrant’s principal executive office)

(602) 652-9600
(Registrant’s telephone number)

	Jurisdiction		IRS Employer
	Incorporation or	Commission	Identification
Name	Organization	File Number	Number

EaglePicher Incorporated	Ohio	333-49957	31-0268670
Daisy Parts, Inc.	Michigan	333-49957-02	38-1406772
EaglePicher Development Co., Inc.	Delaware	333-49957-03	31-1215706
EaglePicher Far East, Inc.	Delaware	333-49957-04	31-1235685
EaglePicher Filtration & Minerals, Inc.	Nevada	333-49957-06	31-1188662
EaglePicher Technologies, LLC	Delaware	333-49957-09	31-1587660
Hillsdale Tool & Manufacturing Co.	Michigan	333-49957-07	38-0946293
EPMR Corporation (f/k/a Michigan Automotive Research Corp.)	Michigan	333-49957-08	38-2185909

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

99.1 Press Release, dated August 4, 2003

ITEM 9. REGULATION FD DISCLOSURE

     EaglePicher Incorporated (“EPI”) issued a press release on August 4, 2003, announcing that it has extended the expiration date of its tender offer, relating to its 9?% Senior Subordinated Notes due March 1, 2008, to 11:59 p.m. New York City time, August 6, 2003. A copy of this press release is attached as Exhibit 99.1 to this report.

     Nothing in this report shall constitute an offer to purchase or sell, or a solicitation of an offer to purchase or sell, any securities of EaglePicher Holdings, Inc. or EPI. The information being furnished under Item 9 of this report shall not be considered “filed” for purposes of the Securities and Exchange Act of 1934, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2003

EAGLEPICHER HOLDINGS, INC.

	By:	Thomas R. Pilholski
		Name: Title:	Thomas R. Pilholski Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2003

EAGLEPICHER INCORPORATED

	By:	Thomas R. Pilholski
		Name: Title:	Thomas R. Pilholski Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2003

DAISY PARTS, INC.

	By:	Thomas R. Pilholski
		Name: Title:	Thomas R. Pilholski Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2003

EAGLEPICHER DEVELOPMENT CO., INC.

	By:	Thomas R. Pilholski
		Name: Title:	Thomas R. Pilholski Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2003

EAGLEPICHER FAR EAST, INC.

	By:	Thomas R. Pilholski
		Name: Title:	Thomas R. Pilholski Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2003

EAGLEPICHER FILTRATION & MINERALS, INC.

	By:	Thomas R. Pilholski
		Name: Title:	Thomas R. Pilholski Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2003

EAGLEPICHER TECHNOLOGIES, LLC

	By:	Bradley J. Waters
		Name: Title:	Bradley J. Waters Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2003

HILLSDALE TOOL & MANUFACTURING CO.

	By:	Thomas R. Pilholski
		Name: Title:	Thomas R. Pilholski Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2003

EPMR CORPORATION

	By:	Thomas R. Pilholski
		Name: Title:	Thomas R. Pilholski Vice President

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated August 4, 2003